	MIDAS DISCOVERY
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2025
	(Unaudited)

Shares		Value
	Common Stocks (116.61%)
	Major Precious Metals Producers (26.69%)
30,000	Agnico Eagle Mines Limited	$ 3,252,300
52,500	Kinross Gold Corporation	662,025
13,850	Newmont Corporation	668,678
		4,583,003

	Intermediate Precious Metals Producers (75.17%)
74,500	Centerra Gold Inc.	473,075
98,000	Dundee Precious Metals, Inc.	1,299,890
38,000	Endeavour Mining Corp.	913,505
319,554	Evolution Mining Limited	1,420,018
2,580	Franco-Nevada Corporation	406,505
108,000	IAMGOLD Corporation (a)	675,000
68,750	Lundin Gold Inc.	2,129,708
153,000	New Gold Inc. (a)	567,630
125,000	Northern Star Resources Limited	1,431,250
200,000	OceanaGold Corp.	667,380
373,000	Perseus Mining Ltd. (a)	775,322
925,000	Resolute Mining Ltd. (a)	268,828
5,300	Royal Gold, Inc.	866,603
1,974,550	Vault Minerals Limited (a)	549,172
6,000	Wheaton Precious Metals Corp.	465,780
		12,909,666

	Junior Precious Metals Producers (4.91%)
8,604	Triple Flag Precious Metals Corp.	164,668
72,000	Victoria Gold Corp. (a) (b)	0
57,000	Wesdome Gold Mines Ltd. (a)	679,184
		843,852

	Other Natural Resources Companies (9.84%)
22,320	iShares Silver Trust (a)	691,697
3,465	SPDR Gold Trust (a)	998,405
		1,690,102

	Total investments (Cost $10,854,429) (116.61%) (b)	20,026,623
	Liabilities in excess of cash and other assets (-16.61%)	(2,853,090)

	Net assets (100.00%)	$ 17,173,533

(a) Non-income producing.
(b) Illiquid security fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a level 3 security.  Originally acquired on 7/14/2023, cost $506,943, value $0 or 3% and 0% of net assets, respectively, as of March 31, 2025.

(c) The total investment portfolio value of $20,026,623  has been pledged as collateral for borrowings under the Fund's credit agreement.  The outstanding loan balance under the credit agreement was $1,540,300 as of March 31, 2025.

	MIDAS SPECIAL OPPORTUNITIES
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2025
	(Unaudited)

Shares		Value
	Common Stocks (112.75%)
	Automotive Dealers and Gasoline Service Stations (12.62%)
645	AutoZone, Inc. (a)	$ 2,459,243

	Building Construction General Contractors and Operative Builders (2.98%)
80	NVR, Inc. (a)	579,551

	Depository Institutions (8.56%)
6,800	JPMorgan Chase & Co.	1,668,040

	Fire, Marine & Casualty Insurance (13.94%)
5,100	Berkshire Hathaway Inc. Class B (a)	2,716,158

	Home Furniture, Furnishings, and Equipment Stores (8.12%)
10,000	Williams-Sonoma, Inc.	1,581,000

	Industrial and Commercial Machinery and Computer Equipment (4.48%)
12,000	Lam Research Corporation	872,400

	Insurance Carriers (6.59%)
10,000	Essent Group Ltd.	577,200
1,350	UnitedHealth Group Incorporated	707,063
		1,284,263

	Security and Commodity Brokers, Dealers, Exchanges, and Services (1.61%)
1,900	Interactive Brokers Group, Inc. Class A	314,621

	Service - Business Services (28.13%)
10,000	Mastercard Incorporated Class A	5,481,200

	Service - Computer Programming, Data Processing (25.72%)
32,400	Alphabet Inc. Class A	5,010,336

	Total investments (Cost $3,720,943) (112.75%) (b)	21,966,812
	Liabilities in excess of cash and other assets (-12.75%)	(2,484,296)

	Net assets (100.00%)	$ 19,482,516

(a) Non-income producing.
(b) The total investment portfolio value of $21,966,812 has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement was $2,386,400 as of March 31, 2025.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, each of Midas Discovery and Midas Special Opportunities (each a “Fund” and together, the “Funds”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of a Fund. Although the Funds’ Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Company Act”), the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Midas Management Corporation (the “Investment Manager”), subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
A hierarchy established by generally accepted accounting principles prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Illiquid Securities – Illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as described above. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2025, in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS DISCOVERY	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 20,026,623	$ -	$ 0	$ 20,026,623
Total investments, at value	$ 20,026,623	$ -	$ 0	$ 20,026,623

MIDAS SPECIAL OPPORTUNITIES	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 21,966,812	$ -	$ -	$ 21,966,812
Total investments, at value	$ 21,966,812	$ -	$ -	$ 21,966,812

Cost for Federal Income Tax Purposes
As of March 31, 2025, for federal income tax purposes, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation of investments are summarized in the following table. The aggregate cost of securities for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation
Midas Discovery	$ 10,854,429	$ 9,696,708	$ (524,514)	$ 9,172,194
Midas Special Opportunities	$ 3,720,943	$ 18,259,002	$ (13,133)	$ 18,245,869

Portfolio Concentration
Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

Risks and Uncertainties

Market Risks - An investment in a Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by a Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which a Fund utilizes leverage.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Leverage Risk – The Funds may use leverage to the extent permitted under the Company Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that a Fund’s use of leverage will be successful.

Sector Risk – To the extent a Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk – With the widespread use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their respective NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events –  U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, potential trade restrictions and tariffs, global geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.